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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  February 2, 2001
                Date of Report (Date of Earliest Event Reported)

                             HEWLETT-PACKARD COMPANY
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             (Exact name of registrant as specified in its charter)

        DELAWARE                    1-4423                   94-1081436
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(State or other jurisdiction      (Commission             (I.R.S. Employer
      of incorporation)           File Number)           Identification No.)

                    3000 HANOVER STREET, PALO ALTO, CA 94304
              (Address of principal executive offices) (Zip code)

                                 (650) 857-1501
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              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

         On February 2, 2001, the Audit Committee of the Board of Directors of Hewlett-Packard Company ("HP") selected and appointed Ernst & Young LLP as HP's independent public accountants with respect to HP's audit for the fiscal year ending October 31, 2001.

                                      # # #

            This report contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause the results of HP and its consolidated subsidiaries to differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any projections of earnings, revenues, or other financial items; any statements of the plans, strategies, and objectives of management for future operations; any statements concerning proposed products, services, or developments; any statements regarding future economic conditions or performance; statements of belief and any statement of assumptions underlying any of the foregoing. The risks, uncertainties and assumptions referred to above include the ability of HP to retain and motivate key employees; the timely development, production and acceptance of products and services and their feature sets; the challenge of managing asset levels, including inventory; the flow of products into third-party distribution channels; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks that are described from time to time in HP's Securities and Exchange Commission reports, including but not limited to the annual report on Form 10-K for the year ended Oct. 31, 2000, and subsequently filed reports. HP assumes no obligation to update these forward-looking statements.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HEWLETT-PACKARD COMPANY


Date: February 8, 2001              By: /s/CHARLES N. CHARNAS
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                                        Name: Charles N. Charnas
                                        Title: Assistant Secretary